For Immediate Release
CONTACT:	July 16, 2007
Doral Financial Corporation
Investor Relations & Media:
(787) 474-6711
Olga Mayoral-Wilson, APR
Executive Vice President
Chief Communications Officer
Corporate Communications
Lucienne Gigante
Vice President
Investor Relations
Corporate Communications
— DORAL FINANCIAL RECEIVES GOVERNMENTAL APPROVALS RELATED TO HOLDINGS TRANSACTION —
— SHAREHOLDER VOTE ON HOLDINGS TRANSACTION TO TAKE PLACE ON JULY 17, 2007 —
SAN JUAN, Puerto Rico, July 16, 2007 — Doral Financial Corporation (DRL) (“Doral” or the “Company”) announced today that the following regulatory approvals necessary to complete its proposed $610 million recapitalization transaction with Doral Holdings Delaware, LLC (“Holdings”) have been obtained:
(1)	approval of the transaction by the Board of Governors of the Federal Reserve System under the Bank Holding Company Act;

(2)	approval of the transaction by the Office of the Commissioner of Financial Institutions (“Puerto Rico Commissioner”) under the Puerto Rico Banking Law and Puerto Rico Mortgage Institutions Act;

(3)	approval of the Federal Deposit Insurance Corporation (“FDIC”) and the Puerto Rico Commissioner for Doral to transfer its portfolio of mortgage servicing rights to its principal banking subsidiary, Doral Bank Puerto Rico and to receive within one day after the closing of the transaction, at least $150 million from the transfer;

(4)	written confirmation from the Department of the Treasury of Puerto Rico relating to the deferred tax agreement between Doral and the Department of the Treasury of Puerto Rico; and

(5)	approval for listing on the New York Stock Exchange of the shares to be issued to Holdings.
Doral also announced that approval has been received from the Office of Thrift Supervision and the FDIC for Doral Bank, FSB to consummate the previously announced sale of its New York bank branches.
The Holdings transaction remains subject to other conditions, including the receipt of shareholder approval, court approval of the settlement agreement in Doral’s consolidated securities class action and shareholder derivative litigation and certain additional regulatory confirmations.
The shareholder vote on the transaction will take place at Doral’s annual meeting of shareholders on July 17, 2007.
The hearing to consider approval of the settlement agreement in Doral’s consolidated securities class action and shareholder derivative litigation is now scheduled to also take place on July 17, 2007.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE TRANSACTION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY DORAL FINANCIAL ON JUNE 18, 2007, AS SUPPLEMENTED ON JUNE 29, 2007, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement at the Internet worldwide website maintained by the Commission at http://www.sec.gov. In addition, documents filed by Doral Financial are available at the Commission’s public reference room located at 100 F Street, N.E., Washington, D.C. 20594. Investors and security holders may call the Commission at 1-800-SEC-0330 for further information on the public reference room. Free copies of all of Doral Financial’s filings with the Commission may also be obtained (without exhibits) by directing a request to or accessing www.doralfinancial.com.
Doral Financial Corporation
Investor Relations & Media:
(787) 474-6711
Olga Mayoral-Wilson, APR
Executive Vice President
Chief Communications Officer
Corporate Communications
Olga.mayoral@doralfinancial.com
Lucienne Gigante
Vice President
Investor Relations
Corporate Communications
Lucienne.Gigante@doralfinancial.com

FORWARD-LOOKING STATEMENTS
     Information set forth in this release contains forward-looking statements, which involve a number of risks and uncertainties. Doral cautions readers that any forward-looking information is not a guarantee of future events or performance and that actual events and performance could differ materially from that contemplated by the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the transaction and the likelihood of satisfying the conditions thereto, and the future results of the Company following the recapitalization, if completed.
     The closing of the transaction is subject to a number of conditions. The following factors, among others, could cause actual events or results to differ from those set forth in the forward-looking statements: the risk that final court approval of the litigation settlement or consummation of that settlement will not occur on a timely basis, the risk that the Company will not be able to obtain shareholder approval, the risk that, because of adverse events affecting Doral or its business or otherwise, that one or more conditions to obligations of Holdings to make its investment will not be obtained, the risk that one of more of the investors will fail to fund their investment in Holdings and thus prevent Holdings from consummating its investment in the Company, and the risk that the transaction or uncertainties with respect thereto could adversely affect customer relationships or otherwise adversely affect the Company or its business. Additional factors that may affect future results are contained in the Company’s annual report on Form 10-K for the year ended December 31, 2006 and quarterly report on Form 10-Q for the first quarter of 2007, which are available at the SEC’s web site at http://www.sec.gov.

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